EXHIBIT 31.1

    CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Bolink, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Chell Group Corporation. ("Chell");

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Chell as of, and for, the periods presented in this quarterly report;

4. As the sole certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Chell and have:

      a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Chell, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

      b. evaluated the effectiveness of Chell's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation;

      c. disclosed in this report any change in Chell's internal control over financial reporting that occurred during Chell's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Chell's internal control over financial reporting;

5. As the sole certifying officer, I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Chell's auditors and the audit committee of Chell's board of directors:

      a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Chell's ability to record, process, summarize and report financial information; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in Chell's internal control over financial reporting.

DATE: November 30, 2004


                              By: /s/ David Bolink
                                  ---------------------------------
                                  DAVID BOLINK
                                  CHIEF EXECUTIVE OFFICER, CHAIRMAN OF THE BOARD



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